Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Report on Form 10-Q of Summit Financial Services Group, Inc. (the “Company”), for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “ Report “), I, Steven C. Jacobs, Executive Vice President and Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven C. Jacobs
Steven C. Jacobs
Executive Vice President and Chief Financial Officer
Dated: May 17, 2010

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Source: SUMMIT FINANCIAL SERVICES GROUP INC, 10-Q, May 17, 2010